                                                                    Exhibit 99.2

                                 CBS Corporation
                              Earnings Information
                                 Fourth Quarter
                                   (unaudited)


 (in millions except per share data)                     Three Months Ended    Three Months Ended     Six Months Ended
                                                              March 31              June 30               June 30
                                                         ------------------    ------------------    ------------------
                                                           1997       1996       1997      1996        1997       1996
                                                         ------------------    ------------------    ------------------

Sales and operating revenues                             $ 1,326    $ 1,117    $ 1,283    $ 1,100    $ 2,609    $ 2,217

Operating expenses                                        (1,240)    (1,098)    (1,038)      (858)    (2,278)    (1,956)
Depreciation and amortization                               (105)       (67)      (105)       (75)      (210)      (142)
Residual costs of discontinued businesses                    (35)       (24)       (36)       (30)       (71)       (54)
                                                         -------    -------    -------    -------    -------    -------
Operating costs and expenses                              (1,380)    (1,189)    (1,179)      (963)    (2,559)    (2,152)
                                                         -------    -------    -------    -------    -------    -------

Operating profit (loss)                                      (54)       (72)       104        137         50         65

Other income and expenses, net                                41          6         16          7         57         13

Interest expense                                            (101)      (132)      (102)       (96)      (203)      (228)
                                                         -------    -------    -------    -------    -------    -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                        (114)      (198)        18         48        (96)      (150)

Income tax benefit (expense)                                  22         47        (29)       (29)        (7)        18

Minority interest                                              1         --         --         --          1         --
                                                         -------    -------    -------    -------    -------    -------

Income (loss) from Continuing Operations                     (91)      (151)       (11)        19       (102)      (132)
                                                         -------    -------    -------    -------    -------    -------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                (60)      (558)        12       (108)       (48)      (666)

   Estimated gain (loss) on disposal of Discontinued
       Operations                                             --      1,018         --         --         --      1,018
                                                         -------    -------    -------    -------    -------    -------

Income (loss) from Discontinued Operations                   (60)       460         12       (108)       (48)       352
                                                         -------    -------    -------    -------    -------    -------

Extraordinary item:
       Loss on early extinguishment of debt                   --        (63)        --         --         --        (63)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                          --         --         --         --         --         --
                                                         -------    -------    -------    -------    -------    -------

Net Income (loss)                                        $  (151)   $   246    $     1    $   (89)   $  (150)   $   157
                                                         =======    =======    =======    =======    =======    =======




Dividend requirements for Series B preferred stock            --         --         --         --         --         --
Dividend requirements for Series C preferred stock            12         12         11         11         23         23

Net income (loss) applicable to common stock             $  (163)   $   234    $   (10)   $  (100)   $  (173)   $   134
                                                         =======    =======    =======    =======    =======    =======

Average shares outstanding - basic                           589        397        604        399        596        398

Basic and diluted earnings (loss) per common share:
   Continuing Operations                                 $ (0.18)   $ (0.41)   $ (0.04)   $  0.02    $ (0.21)   $ (0.39)
   Discontinued Operations                               $ (0.10)   $  1.16    $  0.02    $ (0.27)   $ (0.08)   $  0.89
   Extraordinary item                                    $  0.00    $ (0.16)   $  0.00    $  0.00    $  0.00    $ (0.16)
   Cumulative effect of changes in
       accounting principles                             $  0.00    $  0.00    $  0.00    $  0.00    $  0.00    $  0.00
                                                         -------    -------    -------    -------    -------    -------

   Basic and diluted earnings (loss) per common share    $ (0.28)   $  0.59    $ (0.02)   $ (0.25)   $ (0.29)   $  0.34
                                                         =======    =======    =======    =======    =======    =======

                                 CBS Corporation
                              Earnings Information
                                 Fourth Quarter
                                   (unaudited)



 (in millions except per share data)                            Three Months Ended             Nine Months Ended
                                                                     Sept 30                        Sept 30
                                                              ----------------------         -----------------------
                                                                1997          1996            1997           1996
                                                              ----------------------         -----------------------

Sales and operating revenues                                  $ 1,283         $  910         $ 3,892         $ 3,127

Operating expenses                                             (1,038)          (772)         (3,316)         (2,728)
Depreciation and amortization                                    (107)           (68)           (317)           (210)
Residual costs of discontinued businesses                         (35)           (30)           (106)            (84)
                                                              -------         ------         -------         -------
Operating costs and expenses                                   (1,180)          (870)         (3,739)         (3,022)
                                                              -------         ------         -------         -------

Operating profit (loss)                                           103             40             153             105

Other income and expenses, net                                      4             22              61              35

Interest expense                                                 (102)           (88)           (305)           (316)
                                                              -------         ------         -------         -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                                5            (26)            (91)           (176)

Income tax benefit (expense)                                      (25)             1             (32)             19

Minority interest                                                   1             (1)              2              (1)
                                                              -------         ------         -------         -------

Income (loss) from Continuing Operations                          (19)           (26)           (121)           (158)
                                                              -------         ------         -------         -------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                    (143)            28            (191)           (638)

   Estimated gain (loss) on disposal of Discontinued
       Operations                                                  --             --              --           1,018
                                                              -------         ------         -------         -------

Income (loss) from Discontinued Operations                       (143)            28            (191)            380
                                                              -------         ------         -------         -------

Extraordinary item:
       Loss on early extinguishment of debt                        --            (30)             --             (93)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                               --             --              --              --
                                                              -------         ------         -------         -------

Net Income (loss)                                             $  (162)        $  (28)        $  (312)        $   129
                                                              =======         ======         =======         =======




Dividend requirements for Series B preferred stock                 --             --              --              --
Dividend requirements for Series C preferred stock                 --             12              23              35

Net income (loss) applicable to common stock                  $  (162)        $  (40)        $  (335)        $    94
                                                              =======         ======         =======         =======

Average shares outstanding - basic                                630            401             608             399

Basic and diluted earnings (loss) per common share:
   Continuing Operations                                      $ (0.03)        $(0.09)        $ (0.24)        $ (0.48)
   Discontinued Operations                                    $ (0.23)        $ 0.07         $ (0.31)        $  0.95
   Extraordinary item                                         $  0.00         $(0.08)        $  0.00         $ (0.23)
   Cumulative effect of changes in
       accounting principles                                  $  0.00         $ 0.00         $  0.00         $  0.00
                                                              -------         ------         -------         -------

   Basic and diluted earnings (loss) per common share         $ (0.26)        $(0.10)        $ (0.55)        $  0.24
                                                              =======         ======         =======         =======

                                 CBS Corporation
                              Earnings Information
                                 Fourth Quarter
                                   (unaudited)



 (in millions except per share data)                            Three Months Ended              Twelve Months Ended
                                                                     Dec 31                           Dec 31
                                                              -----------------------         -----------------------
                                                                1997           1996             1997           1996
                                                              -----------------------         -----------------------

Sales and operating revenues                                  $ 1,471         $ 1,016         $ 5,363         $ 4,143

Operating expenses                                             (1,210)           (968)         (4,526)         (3,696)
Depreciation and amortization                                    (128)            (69)           (445)           (279)
Residual costs of discontinued businesses                         (37)            (30)           (143)           (114)
                                                              -------         -------         -------         -------
Operating costs and expenses                                   (1,375)         (1,067)         (5,114)         (4,089)
                                                              -------         -------         -------         -------

Operating profit (loss)                                            96             (51)            249              54

Other income and expenses, net                                     17              20              78              55

Interest expense                                                  (81)            (85)           (386)           (401)
                                                              -------         -------         -------         -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                               32            (116)            (59)           (292)

Income tax benefit (expense)                                      (41)             52             (73)             71

Minority interest                                                  (1)              1               1              --
                                                              -------         -------         -------         -------

Income (loss) from Continuing Operations                          (10)            (63)           (131)           (221)
                                                              -------         -------         -------         -------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                      --              29            (191)           (609)

   Estimated gain (loss) on disposal of Discontinued
       Operations                                                 871              --             871           1,018
                                                              -------         -------         -------         -------

Income (loss) from Discontinued Operations                        871              29             680             409
                                                              -------         -------         -------         -------

Extraordinary item:
       Loss on early extinguishment of debt                        --              --              --             (93)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                               --              --              --              --
                                                              -------         -------         -------         -------

Net Income (loss)                                             $   861         ($   34)        $   549         $    95
                                                              =======         =======         =======         =======




Dividend requirements for Series B preferred stock                 --              --              --              --
Dividend requirements for Series C preferred stock                 --              12              23              47

Net income (loss) applicable to common stock                  $   861         $   (46)        $   526         $    48
                                                              =======         =======         =======         =======

Average shares outstanding - basic                                693             404             629             401

Basic and diluted earnings (loss) per common share:
   Continuing Operations                                      $ (0.01)        $ (0.18)        $ (0.24)        $ (0.67)
   Discontinued Operations                                    $  1.25         $  0.07         $  1.08         $  1.02
   Extraordinary item                                         $  0.00         $  0.00         $  0.00         $ (0.23)
   Cumulative effect of changes in
       accounting principles                                  $  0.00         $  0.00         $  0.00         $  0.00
                                                              -------         -------         -------         -------

   Basic and diluted earnings (loss) per common share         $  1.24         $ (0.11)        $  0.84         $  0.12
                                                              =======         =======         =======         =======

                                 CBS Corporation
                              Earnings Information
                                 1996 By Quarter
                                   (unaudited)

                                                          Three      Three       Six      Three     Nine      Three      Twelve
                                                          Months     Months     Months    Months   Months     Months     Months
(in millions except per share data)                       Ended      Ended      Ended     Ended    Ended      Ended      Ended
                                                          Mar 31     Jun 30     Jun 30    Sep 30   Sep 30     Dec 31     Dec 31
                                                         -------    -------    -------    ------   -------    -------    -------
                                                           1996       1996       1996      1996     1996        1996       1996
                                                         -------    -------    -------    -----    -------    -------    -------

Sales and operating revenues                             $ 1,117    $ 1,100    $ 2,217    $  910    $ 3,127    $ 1,016    $ 4,143

Operating expenses                                        (1,098)      (858)    (1,956)     (772)    (2,728)      (968)    (3,696)
Depreciation and amortization                                (67)       (75)      (142)      (68)      (210)       (69)      (279)
Residual costs of discontinued businesses                    (24)       (30)       (54)      (30)       (84)       (30)      (114)
                                                         -------    -------    -------    ------    -------    -------    -------
Operating costs and expenses                              (1,189)      (963)    (2,152)     (870)    (3,022)    (1,067)    (4,089)
                                                         -------    -------    -------    ------    -------    -------    -------

Operating profit (loss)                                      (72)       137         65        40        105        (51)        54

Other income and expenses, net                                 6          7         13        22         35         20         55

Interest expense                                            (132)       (96)      (228)      (88)      (316)       (85)      (401)
                                                         -------    -------    -------    ------    -------    -------    -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                        (198)        48       (150)      (26)      (176)      (116)      (292)

Income tax benefit (expense)                                  47        (29)        18         1         19         52         71

Minority interest                                             --         --         --        (1)        (1)         1         --
                                                         -------    -------    -------    ------    -------    -------    -------

Income (loss) from Continuing Operations                    (151)        19       (132)      (26)      (158)       (63)      (221)
                                                         -------    -------    -------    ------    -------    -------    -------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations               (558)      (108)      (666)       28       (638)        29       (609)

   Estimated gain (loss) on disposal of Discontinued
       Operations                                          1,018         --      1,018        --      1,018         --      1,018
                                                         -------    -------    -------    ------    -------    -------    -------

Income (loss) from Discontinued Operations                   460       (108)       352        28        380         29        409
                                                         -------    -------    -------    ------    -------    -------    -------

Extraordinary item:
       Loss on early extinguishment of debt                  (63)        --        (63)      (30)       (93)        --        (93)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                          --         --         --        --         --         --         --
                                                         -------    -------    -------    ------    -------    -------    -------

Net Income (loss)                                        $   246    $   (89)   $   157    $  (28)   $   129    $   (34)   $    95
                                                         =======    =======    =======    ======    =======    =======    =======




Dividend requirements for Series B preferred stock            --         --         --        --         --         --         --
Dividend requirements for Series C preferred stock            12         11         23        12         35         12         47

Net income (loss) applicable to common stock             $   234    $  (100)   $   134    $  (40)   $    94    $   (46)   $    48
                                                         =======    =======    =======    ======    =======    =======    =======

Average shares outstanding - basic                           397        399        398       401        399        404        401

Basic and diluted earnings (loss) per common share:
   Continuing Operations                                 $ (0.41)   $  0.02    $ (0.39)   $(0.09)   $ (0.48)   $ (0.18)   $ (0.67)
   Discontinued Operations                               $  1.16    $ (0.27)   $  0.89    $ 0.07    $  0.95    $  0.07    $  1.02
   Extraordinary item                                    $ (0.16)   $  0.00    $ (0.16)   $(0.08)   $ (0.23)   $  0.00    $ (0.23)
   Cumulative effect of changes in
       accounting principles                             $  0.00    $  0.00    $  0.00    $ 0.00    $  0.00    $  0.00    $  0.00
                                                         -------    -------    -------    ------    -------    -------    -------

   Basic and diluted earnings (loss) per common share    $  0.59    $ (0.25)   $  0.34    $(0.10)   $  0.24    $ (0.11)   $  0.12
                                                         =======    =======    =======    ======    =======    =======    =======

                                 CBS Corporation
                              Earnings Information
                              1995, 1994, and 1993
                                   (unaudited)



(in millions except per share data)                                    Twelve Months Ended
                                                              ------------------------------------
                                                                1995           1994          1993
                                                              ------------------------------------
Sales and operating revenues                                  $ 1,074         $  744        $  684

Operating expenses                                               (820)          (477)         (603)
Depreciation and amortization                                     (57)           (41)          (34)
Residual costs of discontinued businesses                         (37)           (75)           (1)
                                                              ------------------------------------
Operating costs and expenses                                     (914)          (593)         (638)
                                                              ------------------------------------

Operating profit (loss)                                           160            151            46

Other income and expenses, net                                    152           (131)           35

Interest expense                                                 (184)           (26)          (55)
                                                              ------------------------------------

Income (loss) from Continuing Operations before
  income taxes and minority interest                              128             (6)           26

Income tax benefit (expense)                                      (75)             1            43

Minority interest                                                  (6)            (5)           (6)
                                                              ------------------------------------

Income (loss) from Continuing Operations                           47            (10)           63
                                                              ------------------------------------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                      19             58          (293)

   Estimated gain (loss) on disposal of Discontinued
       Operations                                                 (76)            --           (95)
                                                              ------------------------------------

Income (loss) from Discontinued Operations                        (57)            58          (388)

Extraordinary item:
       Loss on early extinguishment of debt                        --             --            --

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                               --             --            (4)
                                                              ------------------------------------
Net Income (loss)                                             $   (10)        $   48        $ (329)
                                                              ====================================


Dividend requirements for Series B preferred stock                 34             50            50
Dividend requirements for Series C preferred stock                 47             35            --

Net income (loss) applicable to common stock                  $   (91)        $ (37)        $ (379)
                                                              ====================================

Average shares outstanding - basic                                370            355           349

Basic and diluted earnings (loss) per common share:
   Continuing Operations                                      $ (0.09)        $(0.27)       $ 0.04
   Discontinued Operations                                    $ (0.16)        $ 0.16        $(1.11)
   Extraordinary item                                         $  0.00         $ 0.00        $ 0.00
   Cumulative effect of changes in
       accounting principles                                  $  0.00         $ 0.00        $(0.01)
                                                              ------------------------------------
   Basic and diluted earnings (loss) per common share         $ (0.25)        $(0.11)       $(1.08)
                                                              ====================================